CONTRACT OF SALE

                                                                   Exhibit 10.20

Date:    February       , 2002

Seller and Purchaser agree as follows:

Seller:  American BioMedica Corporation
         ------------------------------
Address: 122 Smith Road
         --------------
Kinderhook, NY 12106
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Purchaser: Robert L. Mink Jr.
           ------------------
Address: Valatie, New York 12184
         -----------------------

1. Seller shall sell and Purchaser shall buy the Property on the terms stated in this Contract.

2.   The Property is described as follows:

ALL that certain tract piece or parcel of land with the improvements thereon situate, lying and being in the Town of Stuyvesant, Columbia County, New York shown on the map annexed hereto and consisting of 85.35 acres.

The sale includes:

       (a) All buildings and improvements on the Property

       (b) All right, title and interest, if any, of Seller in any land lying in the bed of any street or highway, opened or proposed, in front of or adjoining the Property to the center line thereof. It also includes any right of Seller to any unpaid aware to which Seller may be entitled (1) due to taking by condemnation of any right, title or interest of Seller and (2) for any damage to the Property due to change of grade of any street or highway. Seller will deliver to Purchaser at Closing, or thereafter, on demand, proper instruments for the conveyance of title and the assignment and collection of the award or damages.

       (c) All fixtures and articles of personal property attached to or used in connection with the Property, unless specifically excluded below. Seller represents that they are paid for and owned by Seller free and clear of any lien other than the Existing Mortgage(s). They include but are not limited to plumbing, heating, lighting and cooking fixtures, fire, smoke, and burglar alarms, radio and television aerials, blinds, shades, screens, awnings, storm windows, window boxes, storm doors, mail boxes, weather vanes, flagpoles, pumps, shrubbery, clothes washers, clothes dryers, garbage disposal units, wall to wall carpeting and shed.

Excluded from the sale are:

      Furniture and household furnishings


3.    The purchase price is.........................................$ 150,000.00

      payable as follows:
      Initial Deposit...............................................$  15,000.00

      On the signing of this Contract by check subject to
      Collection held by............................................$

      By allowance for the principal amount still unpaid
      on the existing mortgage......................................$__,__.__

      By a Purchase Money Note and Mortgage from
      Purchaser (or assigns) to Seller:.............................$__,__.__

      BALANCE AT CLOSING............................................$135,000.00


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The  BALANCE  AT  CLOSING  shall  be paid in cash or good  certified  check,  or official check of any bank, savings bank, trust company, or savings and loan association having a banking office in the State of New York. A check must be payable to the order of Seller, or to the order of Purchaser and duly endorsed by Purchaser (if other than a corporation) to the order of Seller in the presence of Seller or Seller's attorney.

4. The Property will be conveyed subject to the continuing lien of the following mortgage ("Existing Mortgage"):

     Mortgage now in the unpaid principal  amount of $............  and interest at the rate of _____% per year,  presently payable in  ....installments  of
     $............which  includes principal,  interest,  and with any balance of principal being due and payable on ____________.


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5.   If a purchase  money note and  mortgage is to be given it shall be drawn by the attorney for the Seller. Purchaser shall pay for the mortgage recording tax, recording fees and the charge for drawing the note and mortgage. The purchase money note and mortgage shall provide that it will always be subject to the prior lien of any Existing Mortgage even though the Existing Mortgage is extended, consolidated or refinanced in good faith.

6.   The Property is to be conveyed subject to:

     (a) Applicable zoning and governmental regulations that affect the use and maintenance of the Property provided that they are not violated by
          buildings  and   improvements   on  the  Property.

     (b)  Conditions, agreements, restrictions and easements of record.

     (c) Any state of facts and inspection or survey of the Property may show it does not make the title to the Property unmarketable.

     (d)  Existing tenancies.

     (e)  Unpaid assessments payable after the date of the transfer of title.

7. Seller may pay and discharge any liens or encumbrances not provided for in this Contract. Seller may make payment out of the balance of the Purchase paid by Purchaser on the transfer of title.

8. At the Closing Seller shall deliver to Purchaser a Bargain and Sale with Covenant deed so as to convey a fee simple title to the Property free and clear of all encumbrances except as stated in this Contract. The deed shall be prepared, signed and acknowledged by Seller and transfer tax stamps in the correct amount shall be affixed to the deed, all at Seller's expense. The deed shall contain a trust fund clause as required by Section 13 of the Lien Law.

9.   The following are to be apportioned pro-rata to the date of transfer:

     (a)  Rents as and when collected

     (b)  Interest on the Existing Mortgage

     (c) Taxes, water rates and sewer rates based on the fiscal period for which assessed.

     (d) Premiums on existing transferable insurance policies and renewals on those expiring prior to closing.

     (e)  Fuel, if any.

10. If there is a water meter on the Property, Seller shall furnish a reading to a date not more than thirty days prior to the time herein set for Closing. The unfixed meter charge and sewer rent, if any, shall be apportioned on the basis of this last reading.

11. This Contract does not provide for what happens in the event of fire or casualty loss before the title closing. Unless different provision is made in this Contract, Section 5-1311 of the General Obligations Law will apply.

12. Purchaser has inspected the building and improvements on the Property and the personal property included in this sale. Purchaser agrees to take title "as is" and in their present condition subject to reasonable use and natural deterioration between now and the time of closing.

13. If Seller is unable to convey title in accordance with this Contract, Seller's only liability is to refund all money paid on account of this Contract and pay charges made for examining title.

14. The Closing will take place at the office of the Seller's attorney at 10:00 AM on or before April 1, 2002

15.  Purchaser has not dealt with any broker in connection with this sale.

16. All money paid on account of this Contract, and the reasonable expenses of examination of the title to the Property and of any survey or inspection charges are hereby made liens on the Property. The liens shall not continue after default by Purchaser.

17. Any notice or other communication from one party to the other shall be in writing and sent by registered or certified mail in a postpaid envelope addressed to the party at the address above. The address above may be changed by notice to the other party.

18. All prior understandings and agreements between Seller and Purchaser are merged in this Contract. This Contract completely expresses their full agreement and has been entered into after full investigation. Neither party is relying upon statements made by anyone that is not a party to this Contract.

19.  This Contract may not be changed or ended orally.

20.  This  Contract  shall  apply  to  and  bind  the  distributes,   executors,
     administrators, successors and assigns of the Seller and Purchaser.

21. If there are more than one Purchase or Seller the words "Purchaser" and "Seller" used in this Contract includes them.

22.  See attached Rider.


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Seller and  Purchaser  have  signed  this  Contract as of the date at the top of first page.

WITNESS                                                    SELLER

                                             American BioMedica Corporation
------------------------------------         ----------------------------------
                                             /s/ Stan Cipkowski
                                             ----------------------------------

                                                           PURCHASER

                                             /s/ Robert L. Mink Jr.
                                             ----------------------------------
                                             Robert L. Mink Jr.

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                  RIDER TO CONTRACT AMERICAN BIOMEDICA TO MINK

1. The parties hereto agree that the purchase price shall be allocated as follows:

     A.   For the purchase of the land $86,000 and;

     B.   For the purchase of the time on the land $64,000

2. The parties agree that the contract deposit of $15,000 shall be held in escrow by William J. Better, attorney for Seller.

3. The obligations of the Seller herein are contingent upon and obtaining at its own expense a variance from the Town of Stuyvesant Zoning Board of Appeals and a sub-division approval from the Town of Stuyvesant Planning Board to convey the property contemplated to be sole herein. Seller shall use all due diligence to try and effectuate this transfer in a timely fashion. Seller shall be responsible for the costs associated with that transfer except any costs associated with a percolation test for septic suitability for the location of a single family residence on the contract premises. Such cost, if required or desired by the purchaser shall be borne by the purchaser solely.

4. In addition to conveying the 83.35 acres Seller shall convey an easement shown on the map annexed hereto as Exhibit A. Seller shall be responsible for all costs associated with the conveyance of that easement.

5. The transfer of title shall take place on or about April 1, 2002 or within 30 days after the obtaining of the necessary approvals to convey the property as herein contemplated.


                                             American BioMedica Corporation


                                             By:  /s/ Stan Cipkowski
                                                -------------------------------


                                                 /s/ Robert L. Mink Jr.
                                                -------------------------------
                                                Robert L. Mink Jr.


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